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                                                                      EXHIBIT 10



                                   SCOLR, INC.

                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement (the "Agreement") is made as of the 30th day of April, 2003 by and between SCOLR, INC., a Delaware corporation (the "Company") and the investors listed on Exhibit A attached hereto (each a "Purchaser" and together the "Purchasers"), and is being entered into in connection with the transaction contemplated by the Term Sheet (the "Term Sheet") attached hereto as Exhibit B.

         The parties hereby agree as follows:

         1. PURCHASE AND SALE OF NOTES AND WARRANTS.

            1.1 SALE AND ISSUANCE OF NOTES AND WARRANTS.

                (a) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing a Subordinated Note, in the form attached hereto as Exhibit C, in the principal amount set forth opposite each such Purchaser's name on Exhibit A. The Notes will be dated the date of the Closing. The aggregate purchase price for each Purchaser's respective Subordinated Note is equal to the principal amount of the Subordinated Note to be issued to such Purchaser. Each Subordinated Note issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as a "Note" and referred to collectively as the "Notes".

                (b) The Company agrees, for no additional consideration, to issue to each Purchaser at the Closing a Warrant, in the form attached hereto as Exhibit D, to purchase that number of shares of the Company's Common Stock set forth opposite each such Purchaser's name on Exhibit A. The Warrants will be dated the date of the Closing and have an exercise price as set forth in the Term Sheet. Each Warrant issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as a "Warrant" and referred to collectively as the "Warrants".

                (c) In consideration for certain placement agent services provided by Taglich Brothers, Inc. (the "Agent"), the Company agrees to pay in immediately available funds to the Agent or its designees at the Closing the amount (the "Cash Amount") set forth opposite the Agent's name on Exhibit A (and the Company will not be obligated to issue a Note to the Agent for such amount) and agrees to issue to the Agent or its designees at the Closing a Warrant to purchase that number of shares of the Company's Common Stock set forth opposite the Agent's name on Exhibit A. The Agent shall be deemed to be a "Purchaser".

         1.2 CLOSING; DELIVERY.

                (a) The purchase and sale of the Notes and the Warrants shall take place at the offices of Fischbein Badillo Wagner Harding, 909 Third Avenue, New York, New York, at 10:00 a.m., on April 30, 2003, or at such other time and place as the Company and the
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Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Closing").

                (b) At the Closing, the Company shall deliver to each Purchaser a fully executed Note and Warrant (except that the Company will pay the Cash Amount to the Agent and not issue a Note to the Agent) against payment of the purchase price therefor (except that no purchase price is payable by the Agent) by check payable to the Company or by wire transfer to the Company's bank account.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions, which exceptions shall be deemed to be representations and warranties as if made hereunder:

            2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its businesses as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, taken as a whole, or (ii) on the ability of the Company to perform its obligations hereunder, or under the Notes or the Warrants.

            2.2 CAPITALIZATION. The authorized and/or issued capital of the Company consists, or will consist, immediately prior to the Closing, of:

                (a) 5,000,000 shares of authorized Preferred Stock, 30,000 shares of which have been designated Series A Junior Participating Preferred Stock, none of which shares are issued and outstanding immediately prior to the Closing.

                (b) 50,000,000 authorized shares of Common Stock, 21,201,447 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable.

                (c) The Company has reserved 3,303,580 shares of its Common Stock for issuance pursuant to the Company's 1995 Stock Option Plan. The Company has outstanding options and warrants to purchase 3,515,175 shares of its Common Stock.

                (d) There are no other outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

            2.3 NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or

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general advertising (within the meaning of Regulation D under the Securities Act of 1933 (the "Securities Act")) in connection with the offer or sale of any of the Notes or Warrants.

            2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes and the Warrants (collectively, the "Transaction Documents"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Common Stock issuable upon exercise of the Warrants has been taken or will be taken prior to the Closing, and the Transaction Documents, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            2.5 VALID ISSUANCE. The Notes and the Warrants will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon exercise of the Warrants has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Warrants, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

            2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings, if any, required pursuant to applicable state securities laws, which filings will be made within the required statutory period, and the filing pursuant to Regulation D of the Securities Act, which will be effected within fifteen (15) days following the Closing, if required.

            2.7 LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or its directors or officers, or the Company's Common Stock, wherein an unfavorable decision, ruling or finding could individually or in the aggregate have a Material Adverse Effect.

            2.8 INTELLECTUAL PROPERTY. To its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without any conflict with, or infringement of, the rights of others. Other than with respect to a claim by Lehigh Valley Technologies, which the Company believes could be resolved without a Material Adverse Effect, the Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

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            2.9 COMPLIANCE WITH OTHER INSTRUMENTS.

                (a) The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                (b) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any material license, distribution agreement or other agreement.

            2.10 CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and, other than as disclosed in the Company's filings with the Securities and Exchange Commission ("SEC"), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

            2.11 ENVIRONMENTAL LAWS. The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

            2.12 INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company is engaged. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            2.13 TITLE TO PROPERTY AND ASSETS. Except for security interests granted to Access Capital and Clyde Berg relating to loans up to an aggregate principal amount of $2,100,000, the Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course

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of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

            2.14 FINANCIAL STATEMENTS. Since January 1, 2002, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company.

            2.15 EMPLOYMENT MATTERS. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against or involving the Company. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent. Except for 401(k) plans, the Company has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

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            2.16 TAX RETURNS AND PAYMENTS. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            2.17 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

            2.18 INTERNAL AUDITING CONTROLS. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            2.19 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

            3.1 AUTHORIZATION. The Purchaser has full power and authority to enter into this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of

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the Purchaser. This Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation, be in conflict with or constitute a default, with or without the passage of time and giving of notice, under any provision of the organizational documents of such Purchaser or any material contract or agreement to which such Purchaser is a party.

            3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Note and the Warrant to be acquired by the Purchaser, and the shares issuable upon exercise of the Warrant, will be acquired for investment for the Purchaser's own account, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Note or the Warrant (and the shares issuable upon exercise of the Warrant). The Purchaser has not been formed for the specific purpose of acquiring the Note or the Warrant.

            3.3 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs with the Company's management and has had an opportunity to review the Company's operations. The Purchaser understands that such discussions, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material. The Purchaser understands that a purchase of the Note and the Warrant involves a high degree of risk, and there can be no assurance that the Company's business objectives will be obtained.

            3.4 EXPERIENCE. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Purchaser is capable of evaluating the merits and risks of the Purchaser's investment in the Company and has the capacity to protect the Purchaser's own interests.

            3.5 RESTRICTED SECURITIES. The Purchaser understands that the Note and the Warrant have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Note and the Warrant are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Warrant indefinitely unless it is registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Warrant or Note for resale except as provided in any of the Transaction Documents. The Purchaser further

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acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            3.6 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for the Warrant or the Note, and that the Company has made no assurances that a public market will ever exist for the Warrant or the Note.

            3.7 ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as defined in Regulation D under the Securities Act because at least one of the following applies to the Purchaser: (i) the Purchaser is a natural person whose individual net worth, or joint net worth with the Purchaser's spouse, exceeds $1,000,000, (ii) the Purchaser is a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with the Purchaser's spouse exceeding $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, (iii) the Purchaser is an organization, not formed for the specific purpose of acquiring the Notes or the Warrants, with total assets exceeding $5,000,000, or (iv) the Purchaser meets the criteria for "accredited investor" for another reason, which reason has been explained in writing and delivered by the Purchaser to the Company.

         4. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

            4.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            4.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note and the Warrant pursuant to this Agreement shall be obtained and effective as of the Closing.

            4.4 NOTE. The Company shall have executed and delivered to the Purchaser the Note in the form attached hereto as Exhibit C (or, with respect to the Agent, the Cash Amount).

            4.5 WARRANT. The Company shall have executed and delivered to the Purchaser the Warrant in the form attached hereto as Exhibit D.

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         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

            5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Note or the Warrant pursuant to this Agreement shall be obtained and effective as of the Closing.

         6. MISCELLANEOUS.

            6.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

            6.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            6.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

            6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            6.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight

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courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice, and (a) if to the Company, with a copy to Garvey Schubert Barer, 1191 Second Avenue, 18th Floor, Seattle, Washington 98101, Attn: Alan Mitchell, Esq. or (b) if to the Purchasers, with a copy to the Agent, Attn: Michael Taglich, and a copy to Fischbein Badillo Wagner Harding, 909 Third Avenue, New York, New York 10022, Attn: Joseph D. Alperin, Esq.

            6.7 FINDER'S FEE. Each party represents that, except as contemplated herein, it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

            6.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the principal amount of the Notes. Any amendment or waiver effected in accordance with this Section 6.8 shall be binding upon the Purchasers and each transferee of the Notes or the Warrants (or the Common Stock issuable upon exercise thereof), each future holder of all such securities, and the Company.

            6.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

            6.10 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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            6.11 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

            6.12 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Notes and Warrants.

                            [Signature Pages Follow]

The parties have executed this Note Purchase Agreement as of the date first written above.

                                      COMPANY:

                                      SCOLR, INC.

                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:
                                      Address:  8340 154th Avenue N.E.
                                                Redmond, Washington 98052

COUNTERPART SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

The parties have executed this Note Purchase Agreement as of the date first written above.

                                    PURCHASERS:

                                    IF AN ENTITY:  Name of Entity:



                                    By:
                                       -----------------------------------------

                                    Name:
                                       -----------------------------------------
                                                                 (print)

                                    Title:
                                       -----------------------------------------

                                    Address:

                                    Taxpayer Identification Number:



                                    IF AN INDIVIDUAL:


                                    ---------------------------------------
                                    Signature

                                    Name:
                                       -----------------------------------------
                                                  (print)

                                    Address:

                                    Social Security Number:

COUNTERPART SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

EXHIBITS

Exhibit A - Schedule of Purchasers

Exhibit B - Term Sheet

Exhibit C - Form of Subordinated Note

Exhibit D - Form of Warrant

                                    EXHIBIT A
                             SCHEDULE OF PURCHASERS

                         (Omitted for Form 8-K filing)

                                    EXHIBIT B

                                   TERM SHEET

                         (Omitted for Form 8-K Filing)

                                    EXHIBIT C

                            FORM OF SUBORDINATED NOTE

EXHIBIT C

                                SUBORDINATED NOTE

U.S.$_____________                                       _________________, 2003


            FOR VALUE RECEIVED, the undersigned, SCOLR, Inc., a Delaware corporation (the "Maker") with an address at 8340 154th Avenue N.E., Redmond, Washington 98052, subject to the terms of this Promissory Note (this "Note"), unconditionally promises to pay to the order of [ ] (the "Lender"), by check or wire transfer at Lender's option, to the bank account specified by the Lender, or at such other place as a holder hereof may from time to time direct in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of [ ] DOLLARS (U.S.$[ ]) (the "Loan"), on the earliest of (i) the seventieth (70th) day following the date hereof, (ii) the closing of the sale or other disposition of all of the Maker or its business or, for consideration of at least $1,250,000, any portion of the Maker's business as it exists on the date hereof, whether by asset sale or other transaction, and (iii) the completion by the Maker of any debt or equity financing resulting in gross proceeds of at least $1,000,000 (the earliest date as of which any of the foregoing (i), (ii) or (iii) occurs being referred to herein as the "Maturity Date").

            Any amounts that have become due and payable in accordance with this Note (whether at stated maturity, by acceleration or otherwise) and remain unpaid by the Maker shall accrue interest thereafter until payment in full of such amounts (both before and after judgment) at a rate of interest equal to two (2%) percent per month (or twenty-four (24%) percent per year) and such interest shall be payable on the first day of each month. Interest payable hereunder shall be payable on the basis of a 365-day year and the actual number of days elapsed.

      1. Prepayment.

            Maker may prepay this Note in whole or in part. Upon prepayment of this Note in part, the Lender shall surrender this Note and the Maker shall issue a substitute note of like tenor in the amount of the then unpaid principal amount. Upon prepayment of this Note in full, this Note shall be surrendered by the Lender and cancelled.

      2. Subordination. The indebtedness evidenced by this Note will be subordinate to the extent and in the manner expressly provided in this Section 2 and such subordination shall be for the benefit of and be enforceable by the holders of the Senior Debt (as defined herein). This Note shall in all respects rank at least pari passu with all other present and future obligations of the Maker and only Senior Debt shall rank senior to this Note. Nothing herein shall
(i) impair, as between the Maker and the Lender, the obligation of the Maker, which is absolute and unconditional, to pay the principal of, and interest if any, on this Note in accordance with its terms; or (ii) prevent the Lender from exercising its available remedies upon a default, subject to the rights of holders of Senior Debt to receive distributions otherwise payable to the Lender. "Senior Debt" means all obligations and liabilities of the Maker under or in connection with any and all bank, institutional or other financial transaction indebtedness which by their written terms are senior to this Note in the event of a default by the Maker.

      3. Series of Notes. This Note is one of a series of subordinated notes issued by the Maker (each a "Note" and collectively the "Notes") in one closing or a series of related closings. This Note and all other Notes shall rank pari passu.

      4. Events of Default.

            (a) The occurrence of any of the following events or conditions shall constitute an event of default (an "Event of Default") with respect to the Maker under this Note:

                  (i) Any amounts due under this Note, or any of the other Notes, are not paid when due; or

                  (ii) The Maker defaults under any other existing indebtedness, which causes the actual acceleration of the principal of such indebtedness; or

                  (iii) The Maker (A) becomes insolvent or is unable generally to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
                        (B) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
                        (C) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, (D) has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets; (E) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (A) through (D); or (F) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

                  (iv) The Maker materially breaches any other covenant, agreement or condition set forth herein or in that certain warrant ("Warrant"), for the purchase of the Maker's capital stock, issued by the Maker to the Lender on or about the date hereof, or in that certain Note Purchase Agreement ("Purchase Agreement") entered into between the Maker and the Lender on or about the date hereof, and such breach remains uncured for a period of ten (10) days after the Maker is given written notice of such breach; or

                  (v) Any representation or warranty made by the Maker herein, in the Warrant, or in the Purchase Agreement shall prove to have been false, incorrect or misleading in any material respect on the date as of which made; or

                  (vi) Any final non-appealable judgment is entered against the Maker for an amount exceeding $50,000 or any of the Maker's properties or assets is attached or levied or a restraining notice is placed thereon; or

                  (vii) Any of this Note, the Warrant, or the Purchase Agreement is invalidated or declared null and void by a court of competent jurisdiction.

            (b) Upon the occurrence and during the continuance of an Event of Default, the Lender will have the option of declaring all amounts payable to the Lender under this Note or otherwise to be immediately due and payable, in which case the Maker shall immediately pay all such amounts without presentment, demand, protest or notice of any kind.

      5. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES.

      6. Assignment. The Maker may not assign any of its rights or delegate any of its obligations under this Note (or any part thereof) without the prior written consent of the Lender.

      7. Waiver. The Maker hereby waives diligence, presentment, protest, demand, and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

      8. Expenses of Enforcement. The Maker shall pay all reasonable costs and expenses incurred by the Lender in the successful enforcement of the provisions of this Note, including reasonable fees for attorneys and other expenses of collection.

                                             SCOLR, INC.


                                             By:  _______________________
                                                  Name:
                                                  Title:

                                    EXHIBIT D

                                 FORM OF WARRANT

                                    EXHIBIT D

THE WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE WARRANT AND THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE COMPANY MAY REQUEST, AS A CONDITION TO ANY TRANSFER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS PROVISIONS ATTACHED HERETO AS EXHIBIT A.

Warrant No. ________                                         ____________ Shares
                                     FORM OF
                                     WARRANT

                           To Purchase Common Stock of

                                   SCOLR, INC.


      This certifies that, for value received, _______________________ or its registered assigns (the "Holder") is entitled to purchase from SCOLR, Inc., a Delaware corporation (the "Company"), at any time and from time to time after the date hereof until the Expiration Date, the number of shares of Common Stock (as defined below) of the Company as set forth above, in whole or in part, including fractional parts, at a purchase price of ________________________ ($_______) per share (the "Purchase Price"). The number of Warrant Shares (as defined below) and the Purchase Price therefor are subject to adjustment as herein after set forth in Section 6. This is one of a series of warrants in substantially the same form that were originally issued on the Issue Date.

      Section 1. Certain Definitions. For all purposes of this Warrant, the following terms shall have the meanings indicated:

            "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the date hereof, other than Warrant Shares, whether now authorized or not, other than Excluded Shares.

            "Commission" means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.

            "Common Stock" means and includes the Company's authorized common stock, par value $0.001 per share, and also includes any Common Stock of any class of the Company hereafter authorized that shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holder thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, and includes any Common Stock of any class or classes resulting from any successive changes or reclassifications or reclassification thereof.

            "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

            "Current Market Price" means the 10-day average closing bid prices of a share of Common Stock as reported on NASDAQ for the period of 10 consecutive Trading Days ending on the date of determination; provided, however, if the Common Stock is not listed or admitted to trading on NASDAQ, as reported on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading; or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be, or if not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Fair Value on such date.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Excluded Shares" means:

            (a) (i) shares of Common Stock issuable upon the exercise of options and warrants (including this Warrant) and that are outstanding on the Issue Date and (ii) such number of additional shares of Common Stock as may become issuable upon the exercise of such options, warrants and convertible preferred stock by reason of adjustments required pursuant to the anti-dilution provisions applicable to such securities as in effect on the Issue Date;

            (b) (i) shares of Common Stock issuable upon the exercise of options and warrants granted or issued by the Company to its employees, officers, directors, consultants and advisors, up to a maximum number of such shares issuable at any point in time while this Warrant is exercisable that does not exceed 20% of the then issued and outstanding shares of Common Stock; provided, in each such case, that the exercise price for any such share shall not be less than 85% of the Fair Value of the Common Stock on the date of grant or issuance of the option or warrant (the "Minimum Price"), and (ii) such additional number of shares of Common Stock as may become issuable pursuant to the terms of any such options or warrants by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock and anti-dilution adjustments that do not adjust the exercise price below the Minimum Price;

            (c) shares of Common Stock issuable upon exercise of warrants issued to equipment lessors, banks or other institutional credit financing sources of the Company in connection with the provision of financing or the rendering of other services to the Company up to a maximum number of shares of Common Stock issuable at any point in time while this Warrant is exercisable that does not exceed 5% of the then issued and outstanding shares of Common Stock; provided, in each such case, that the exercise or purchase price for any such share shall not be less than Minimum Price, and (ii) such additional number of shares of Common Stock as may become issuable pursuant to the terms of any such warrants by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock and anti-dilution adjustments that do no adjust the exercise price below the Minimum Price.

            "Expiration Date" means 5:00 p.m. New York City time on the third anniversary of the Issue Date.

            "Fair Value" means, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price, and (iii) in all other cases as determined in good faith jointly by the Company and the Holder; provided, however, that if such parties are unable to reach agreement within 30 days, the Fair Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules; and provided further that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

            "Issue Date" means April ____, 2003.

            "Options" means any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

            "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 7 or otherwise.

            "Outstanding" or "outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary of the Company, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

            "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

            "Purchase Price" means the purchase price set forth in the initial paragraph hereof, as adjusted from time to time pursuant to the provisions of
Section 6 hereof.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Trading Day" means a day on which the Nasdaq Stock Market is open for the transaction of business.

            "Warrant" means this warrant and any warrant issued in exchange, division, substitution, transfer or replacement hereof.

            "Warrant Shares" means the shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof pursuant to
Section 2 hereof.

      Section 2. Exercise of Warrant.

            (a) This Warrant may be exercised at any time, in whole or in part, for all or any part of the number of shares of Common Stock purchasable hereunder, prior to the Expiration Date. To exercise this Warrant, in whole or in part, the Holder shall complete the notice of exercise attached hereto (the "Notice of Exercise"), and deliver this Warrant and, except as otherwise provided in this Section 2, cash in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, together with the Notice of Exercise, to the Company at its office referred to in Section 9. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within ten (10) business days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock specified in the Notice of Exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the Notice of Exercise and shall be registered in the name of the Holder or such other name as shall be designated in the Notice of Exercise, subject to compliance with applicable securities laws. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person or entity so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Notice of Exercise, together with the cash, if any, and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

            (b) In lieu of payment of the Purchase Price in cash, the Holder may make such payment, by way of cashless exercise, as follows:

            (c) by delivery of shares of Common Stock with an aggregate Current Market Price on the date of exercise equal to the Purchase Price, subject, however, to the provisions of Section 16(b) of the Exchange Act; or

            (d) through the written election of the Holder to have withheld by the Company from the shares of Common Stock otherwise deliverable upon exercise, Common Stock having an aggregate Current Market Price on the date of exercise equal to the Purchase Price.

      Section 3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder of this Warrant would otherwise be entitled to purchase upon exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Fair Value per share of Common Stock on the date of exercise.

      Section 4. Ownership of this Warrant.

            (a) The Company shall deem and treat the Holder as the holder and owner of this Warrant (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be required to give effect to any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 4.

            (b) Subject to Section 5, this Warrant is exchangeable, upon the surrender hereof by the Holder to the Company at its office referred to in
Section 9, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares of Common Stock as shall be designated by the Holder at the time of such surrender. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by a duly authorized attorney, and a new Warrant shall be executed and delivered by the Company of the like tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant duly endorsed, at said office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an agreement of unsecured indemnity and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and date, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 4.

      Section 5. Restrictions. This Warrant and the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom.

      Section 6. Anti-Dilution Provisions; Adjustments.

            6.1 Adjustment of Number of Shares -- Issuance of Additional Shares of Common Stock. Upon each adjustment of the Purchase Price as a result of the calculations made in Section 6.2, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth of a share) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

            6.2 Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4 or Section 6.5 but excluding Additional Shares of Common Stock purchasable upon exercise of Rights referred to in Section 6.10), without consideration or for a consideration per share less than the Current Market Price, immediately prior to such issue or sale, then, and in each such case, subject to Section 6.8, the Purchase Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent), determined by multiplying such Purchase Price by a fraction

            (a) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and
(ii) the number of shares of Common Stock which the gross consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price, and

            (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 6.2, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 6.4 or Section 6.5, such Additional Shares of Common Stock shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

            6.3 Dividends and Distributions. In case the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution on the Common Stock of (i) cash, (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (including, without limitation, any distribution of other or additional stock or Convertible Securities, Options or other securities or property, by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever, then

            (a) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (1) the numerator of which shall be the Current Market Price at the date of taking such record and (2) the denominator of which shall be such Current Market Price minus the amount allocable to one share of Common Stock of (x) any such cash so distributable and
(y) the Fair Value of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and

            (b) the Purchase Price shall be adjusted to equal (1) the Purchase Price immediately prior to the adjustment multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares for which this Warrant is exercisable immediately after such adjustment.

            A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 6.3 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 6.5.

            6.4 Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless (i) the consideration per share (determined pursuant to Section 6.6) of such shares would be less than their Fair Value on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and (ii) such Additional Shares of Common Stock are not purchasable pursuant to Rights referred to in Section 6.10, and provided, further, that

            (a) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

            (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or for any decrease or increase in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

            (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                  (i) in the case of Options for Common Stock or Convertible
            Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                  (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such

            Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 6.6) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

            (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

            (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

            6.5 Treatment of Stock Dividends, Stock Splits, etc. If at any time the Company shall:

            (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

            (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

            (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, by a reverse stock split or otherwise,

            then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Purchase Price shall be adjusted to equal (A) the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

            6.6 Computation of Consideration. For the purposes of this Section
6,

            (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                  (i) insofar as it consists of cash, be computed at the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                  (ii) insofar as it consists of property (including securities)
            other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

                  (iii) in the case where Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of "Fair Value" herein;

            (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                  (i) the total amount, if any, received and receivable by the
            Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                  (ii) the maximum number of shares of Common Stock (as set
            forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

            (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.5, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

            6.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 6, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 6 with respect to the Purchase Price and the number of shares purchasable upon Warrant exercise shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

            6.8 De Minimis Adjustments. If the amount of any adjustment of the Purchase Price per share required pursuant to this Section 6 would be less than $.01, such amount shall be carried forward and the adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least $.01 per share. All calculations under this Warrant shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

            6.9 Abandoned Dividend or Distribution. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price and number of shares of Common Stock purchasable upon Warrant exercise by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

            6.10 Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to Section 6.2 or Section 6.3 hereof, make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

            6.11 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 6 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the Holder, the number of shares of

Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

            6.12 Adjustment of Purchase Price Only. The Purchase Price, but not the number of Warrant Shares, shall be subject to adjustment as provided in Paragraph 1.3 of the Registration Rights set forth in Exhibit A hereto.

      Section 7. Consolidation, Merger, Etc.

            7.1 Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company after the date hereof shall (a) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person in one or more related transactions, or (d) effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Purchase Price is provided in Section 6.2 or Section 6.3), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Section 6.

            7.2 Assumption of Obligations. Notwithstanding anything contained in this Warrant, the Company shall not effect any of the transactions described in clauses (a) through (d) of Section 7.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant, including Exhibit A hereto), (b) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 7, the Holder may be entitled to receive.

      Section 8. Covenants of the Company. The Company covenants and agrees that it shall reserve and set apart and have at all times, free from preemptive rights, the number of authorized but unissued shares of Common Stock deliverable upon the exercise in full of this

Warrant, and it shall have at all times any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations hereunder. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise in full of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite shareholder approval and upon such approval, the Company shall reserve and keep available such additional shares solely for the purpose of permitting the exercise of this Warrant. The Company covenants and agrees that all shares of Common Stock which shall be so issuable will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, free and clear of any liens, claims and restrictions (other than as provided herein).

      Section 9. Notification by the Company.

            9.1 Notice of Adjustments. Whenever the number of shares of Common Stock or the class or type of stock or other property for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of this Warrant, shall be adjusted pursuant to Section 6, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the Fair Value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 6.2 or Section 6.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or other property for which this Warrant is exercisable, if any, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 10 The Company shall keep at its office or agency designated pursuant to Section 10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder.

            9.2 Notice of Certain Corporate Action. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

      Section 10. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be hand delivered or delivered by nationally recognized overnight courier at, or sent by certified or registered mail postage prepaid and return receipt requested to the Holder at the last address shown on the books of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the principal office of the Company, at 8340 154th Avenue N.E., Redmond, Washington 98052, Attn: Chief Executive Officer, or such other address as shall have been furnished to the Holder by the Company. All such communications shall be deemed to have been given or made when so delivered by hand, or one business day after being sent by overnight delivery or five business days after being so mailed.

      Section 11. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except as expressly set forth herein. No provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant or purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability upon the Holder for the Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      Section 12. Law Governing. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

      Section 13. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

      Section 14. Registration Rights. This Warrant is subject to the Registration Rights provisions contained in Exhibit A hereto.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officer as of the _____ day of April, 2003.

                                     SCOLR INC.

                                     By:
                                        --------------------------------
                                        Name:
                                        Title:

NOTICE OF EXERCISE

      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________________ of the Company's Warrant Shares provided for therein and requests that certificates for such Warrant Shares be issued in the name of*:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(please print name, address, and social security number or employer identification number)

and, if said number of Warrant Shares shall not be all the shares of Common Stock purchasable thereunder, that a new Warrant certificate for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of the undersigned Warrantholder or his assignee as below indicated and delivered to the address stated below.

      In order to induce the Company to give instructions to its transfer agent to issue the shares of Common Stock being purchased upon exercise of the Warrant, the undersigned hereby represents and warrants that undersigned is an "accredited investor" as that term is defined in Regulation D under the Securities Act of 1933, as amended.

Dated: ________________, 20___

Name of Warrant holder or Assignee:


-----------------------------------
(please print)

Address:

-----------------------------------
-----------------------------------
-----------------------------------

Signature: _______________________________________

Signature Guaranteed:   NOTE: THE ABOVE SIGNATURE MUST CORRESPOND WITH THE NAME
                        AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY
                        PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                        CHANGE WHATEVER, UNLESS THE WITHIN WARRANT HAS BEEN
                        ASSIGNED.

--------
* If other than the Holder specified on the within Warrant delivered with this Notice of Exercise, the transfer is subject to compliance with applicable securities laws and the payment by the Holder of any applicable transfer or similar taxes.

                        IF WARRANT SHARES ARE TO BE ISSUED IN ANY NAME OTHER THAN THAT OF THE REGISTERED HOLDER OF THE WITHIN WARRANT, THE REGISTERED HOLDER'S SIGNATURE SHALL BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR BY A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE.

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------
(name and address of assignee must be printed or typewritten)

the within Warrant, hereby irrevocably constituting and appointing attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.

Dated:
       -------------------------

Name of Warrantholder or Assignee:


---------------------------------
(please print)

Address:

---------------------------------

---------------------------------

---------------------------------



Signature:
            ---------------------------------
            SIGNATURE OF REGISTERED HOLDER

Signature Guaranteed:   NOTE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND
                        WITH THE NAME AS IT APPEARS UPON THE FACE OF THE WITHIN
                        WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                        ENLARGEMENT OR ANY CHANGE WHATEVER. SUCH SIGNATURE SHALL
                        BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR
                        BY A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE.

                                                          EXHIBIT A TO EXHIBIT D


                               REGISTRATION RIGHTS

      The following provisions are a part of the Warrant (the "Warrant") to purchase shares of Common Stock of SCOLR, Inc. that was initially issued to _____________________ in April 2003, and any warrant, in substantially the same form as the Warrant, that is issued to any Person who or which becomes a Holder as permitted by the Warrant-References to the "Warrant" include each such subsequently issued Warrant. All capitalized terms below shall have the same meanings as in the Warrant, unless otherwise defined. Paragraph references below are to the paragraphs of this Exhibit A.

                              REGISTRATION RIGHTS.

      1.1 Piggyback Registration. If the Company determines to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or its then equivalent, or in connection with a Rule 145 transaction or Form S-4 or its equivalent, or another form not available for registering the Registrable Shares for sale to the public), it will give prompt written notice to each holder of outstanding Registrable Shares, and each Holder who has the right to acquire Registrable Shares upon exercise of the Warrant, of its intention so to do and of the proposed method of distribution of such securities. As used herein, "Registrable Shares" means (i) all Warrant Shares that have been issued or are issuable upon exercise of this Warrant and all other warrants in substantially the same form as this Warrant that were originally issued on the Issue Date, (ii) any shares of Common Stock issued or issuable with respect to the shares of Common Stock referred to in clause (i) above upon any stock split, stock dividend, recapitalization or similar event and (iii) shares of common stock, if any, or other securities that the Holder would be entitled to receive in exchange for Common Stock in any merger, consolidation or reorganization of the Company in which the Company shall not be the surviving corporation, in each case which are not saleable without restriction pursuant to Rule 144(k) under the Securities Act, but excluding shares transferred or otherwise disposed of in violation of the Securities Act or applicable state securities laws. Upon the written request of such holder, received by the Company within twenty days after the giving of any such notice by the Company, to include in the registration all, but not less than all, of the Registrable Shares, the Company will cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company (the "Registration Statement"), all to the extent and under the conditions such registration is permitted under the Securities Act. Notwithstanding the foregoing, if the managing underwriter or underwriters participating in such offering advise the holder of Registrable Shares in writing that the total amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the holder of Registrable Shares and other holders of securities who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary) pro rata on the basis of the number or amount of Common Stock (or the equivalent) requested to be registered by each such holder participating in such offering. The holders of Registrable Shares shall be entitled to have such Registrable Shares included in one registration pursuant to this Paragraph 1.1; provided, however, that in the event that not all of the Registrable Shares requested to be registered for sale are included in a registration by virtue of the preceding sentence, the holders of Registrable Shares shall be entitled to have such Registrable Shares included in an unlimited number of registrations until all such Registrable Shares have been registered for sale.

      1.2 Mandatory Registration. Unless previously filed pursuant to Paragraph
1.1 and with due regard to the effective date deadline of December 31, 2003, referred to in Paragraph 1.3(a), the Company shall prepare and file with the Commission a Registration Statement on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of the Holder, which consent will not be unreasonably withheld) covering the resale of all of the Registrable Shares. The Registration Statement shall initially register for resale that number of shares of Common Stock equal to the number of Registrable Shares issuable as of the date immediately preceding the date the Registration Statement is initially filed with the Commission as if such date of registration was a date on which the Warrant was exercised, subject to adjustment as provided therein.

      1.3 Registration Procedures. In fulfilling its obligations under Paragraphs 1.1 and 1.2, the Company will, at its cost and expense, as expeditiously as reasonably practicable:

            (a) with respect to a registration pursuant to Paragraph 1.1, prepare and file with the Commission a Registration Statement for the sale of the Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with the intended method or methods of distribution thereof;

            (b) use its best efforts to cause the Registration Statement to become effective and remain effective for at least three years after the Issue Date. However, if the Registration Statement filed pursuant to
      Section 1.1 or 1.2 is not declared effective by December 31, 2003, the Purchase Price, as adjusted pursuant to Section 6 of the Warrant, shall be decreased by two percent (2%) and provided, further, however, for each thirty day period after December 31, 2003 that such Registration Statement is not declared effective, the Purchase Price, as adjusted pursuant to
      Section 6 of the Warrant, shall be decreased by an additional two percent (2%), but in no event shall the maximum reduction of the Purchase Price pursuant to this sentence be more than thirty-six percent (36%). Until June 4, 2005, the reduction in Purchase Price pursuant to the immediately preceding sentence shall be the sole remedy for the Company's failure to cause the Registration Statement to be declared effective. If such Registration Statement is not declared effective by June 4, 2005, in addition to such reduction in the Purchase Price, the Holder shall have all other legal or equitable remedies that may then be available.

            (c) prepare and file with the Commission such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related prospectus, as may be required by the applicable rules, regulations or instructions under the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the holder of the Registrable Shares covered by such Registration Statement, make generally available earnings statements satisfying the provisions of
      Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act), and cause the related prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; provided, however, that before filing a Registration Statement or prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Company shall furnish to the Holder and its counsel for review and comment, copies of all documents required to be filed;

            (d) notify holders of Registrable Shares promptly and (if requested) confirm such notice in writing, (i) when a Registration Statement or prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such Registration Statement or the related prospectus or for additional information regarding the holder of Registrable Shares, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the sale of Registrable Shares thereunder or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event that requires the making of any changes in such Registration Statement, prospectus or documents incorporated or deemed to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (e) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

            (f) furnish to each seller of Registrable Shares and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by the Registration Statement;

            (g) use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (h) use its reasonable best efforts to list the Registrable Shares covered by such Registration Statement on the principal stock market or securities exchange on which similar securities issued by the Company are then listed or quoted;

      (i) promptly notify each seller of Registrable Shares and each underwriter under the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The sellers of Registrable Shares agree upon receipt of such notice forthwith to cease making offers and sales of Registrable Shares pursuant to such Registration Statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

      (j) promptly notify each seller of Registrable Shares under the Registration Statement of (i) the effectiveness of the Registration Statement, (ii) the filing of any post-effective amendments to the Registration Statement, or (iii) the filing of a supplement to the Registration Statement;

      (k) make available for inspection upon reasonable notice during the Company's regular business hours by each seller of Registrable Shares, any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the Registration Statement.

      In connection with the foregoing, the sellers of Registrable Shares shall
(a) provide such information and execute such documents as may reasonably be required in connection with such registration including a confirmation to be bound by all the provisions of these registration rights, (b) agree to sell Registrable Shares on the basis provided in any underwriting arrangements and
(c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

      1.4 Expenses. All expenses incurred by the Company in complying with Paragraphs 1.1, 1.2 and 1.3 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company and all other Persons retained by the Company in connection with such Registration Statement, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes and fees of transfer agents and registrars, fees and disbursements (in total not exceeding $10,000) of one counsel, other than the Company's counsel, representing the Holders of all of the Registrable Shares and selected by such Holders, and fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Shares are called "Selling Expenses". The Company will pay all Registration Expenses in connection with the Registration Statement. All Selling Expenses in connection with the Registration Statement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      1.5 Indemnification and Contribution.

      (a) In connection with the registration and sale of the Registrable Shares pursuant to the Registration Statement, to the fullest extent permitted by law, the Company will indemnify and hold harmless each seller of such Registrable Shares thereunder together with such seller's officers, directors, partners, employees and agents, each underwriter of such Registrable Shares thereunder and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act and the officers, directors, partners, employees and agents of each such controlling Person, against any and all losses, claims, damages, judgments, costs (including, without limitation, costs of investigation, preparation and reasonable attorneys' fees) and liabilities, as incurred, joint or several, to which such seller and such seller's officers, directors, partners, employees and agents, underwriter or controlling Person and the officers, directors, partners, employees and agents of such controlling Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Shares pursuant to the Registration Statement (but not such seller's failure to comply with the prospectus delivery requirements or other rules and regulations under the Exchange Act relating to such seller's conduct in offering and selling Registrable Shares). The Company will promptly reimburse each such indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by any such seller, any such underwriter or any such controlling Person in writing specifically for use in the Registration Statement or such prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party.

      (b) In connection with the registration and sale of Registrable Shares pursuant to the Registration Statement, each seller of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will promptly reimburse the Company and each such officer, director and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in the Registration Statement or such prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under the Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds (net of all underwriting discounts and commissions) actually received by such seller from the sale of Registrable Shares covered by such registration statement.

      (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Paragraph 1.5 and shall only relieve it from any liability which it may have to such indemnified party under this Paragraph 1.5 if and to the extent the indemnifying party can demonstrate that it has been prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this

Paragraph 1.5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not consent to entry of any judgment or enter into any settlement unless (i) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

      (d) If the indemnification provided for in this Paragraph 1.5 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages and liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such losses, claims, damages and liabilities as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages or liabilities shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 1.5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to hererin. Notwithstanding the provisions of this Paragraph 1.5(d), if the indemnifying party is a holder of Registrable Shares, such holder shall not be required to contribute any amount which is in excess of the amount by which the total proceeds (net of all underwriting discounts and commissions) received by such holder from the sale of the Registrable Shares sold by such holder in the applicable offering exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.